EXHIBIT 99.1

 NASDAQ:HTBX  June 2016

 Forward Looking Statements   This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements.’’ In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting cancer, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015 and our quarterly report on Form 10-Q for the subsequent quarters (collectively, our “SEC Filings”). In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.You should read carefully the factors described in the “Risk Factors” sections of our SEC Filings to better understand the risks and uncertainties inherent in our business.   2

Investment Opportunity

Platform technologies designed to activate CD8+ T cells against multiple tumor antigens

Clinical evidence of mechanism of action

Increased CD8+ T cells in tumors associated with clinical response

Favorable safety profile to-date

Developing first new immunotherapy in non-muscle invasive bladder cancer (NMIBC)

Conducting first vaccine + PD-1 checkpoint inhibitor combo trial in non-small cell lung cancer (NSCLC)

Immuno-oncology company developing novel therapies to activate a patient's immune system against cancer

3

Heat Biologics

 Vision and Strategy   Addressing Three Distinct But Synergistic Mechanisms of Action to Optimize Cancer Immunotherapy  4  Activation of CD8+ “killer” T cells  Co-stimulation to enhance immune response  Overcome tumor defenses through combination therapies

Heat's Product Development

Cancer Cell Lines & Patient Samples



Heat's Antigen Screening & Selection Algorithm



Select Cell Line with Most Antigen Overlap



+

Transfect with Heat's Technology

Transition to CMO to Mass Produce



Platform Technology Highlights

- Applies to multiple cancers
- Designed to activate killer T cells
- Targets multiple tumor antigens
- Enables scalable, low cost manufacturing relative to autologous cell therapies

5

Heat Biologics

ImPACT Platform Technology


CD8+ T cells circulate
& eliminate tumor cells
CD8+
CD8+
CD8+
CD8+
Tumor Cells
ImPACT cells
secrete Gp96-Ig
chaperone + tumor
Gp96-Ig+TAA
ImPACT Cells
Dual antigen carrier
& adjuvant activates
Dendritic Cells
Gp96-Ig+TAA
Dendritic Cells
Selectively activate
CD8+ T Cells
CD8+ T-Cells
Dendritic Cells
1
2
3
4
5
Intradermal
injected
ImPACT cells

6

 Pipeline   7  Heat Biologics Corporate Model Deck  Product  Combination  Indication  Preclinical  Mfg  Phase 1  Phase 2  Phase 3  HS-410(vesigenurtacel-L)  BCG; Monotherapy  NMIBC            HS-110(viagenpumatucel-L)  nivolumab and other checkpoint inhibitors  NSCLC            HS-110 (viagenpumatucel-L)  cyclophosphamide  NSCLC            Bladder  Lung        ImPACT    Monotherapy Arm  Combination Arms  1. NMIBC is non-muscle invasive bladder cancer; 2. NSCLC is non-small cell lung cancer  >1,000 doses administered in approximately 200 patients

 Pipeline  8  Heat Biologics Corporate Model Deck  HS-410 received fast track designation from U.S. FDA  Product  Combination  Indication  Preclinical  Mfg  Phase 1  Phase 2  Phase 3  HS-410(vesigenurtacel-L)  BCG;Monotherapy  NMIBC            HS-110(viagenpumatucel-L)  nivolumab and other checkpoint inhibitors  NSCLC            HS-110 (viagenpumatucel-L)  cyclophosphamide  NSCLC            Bladder  Lung        ImPACT          Combination Arms  Monotherapy Arm

Bladder Cancer – NMIBC Opportunity

Large Market

- Over 500,000 bladder cancer patients in U.S.[1]
- 74,000+ new cases and 16,000 deaths per year in U.S.[1]

High Unmet Medical Need

- No new NMIBC treatments in 25 years
- Prevent progression to MIBC
- Priority for FDA
- Highest lifetime treatment cost per patient of all cancers ($96,000 to $187,000 per individual per year in U.S.)[2]

Ideal Setting

- Minimal residual disease
- Responsiveness to immunotherapy (BCG)[3]

Bladder Cancer



Non-Muscle Invasive Bladder Cancer (NMIBC)
70%
30%
Muscle Invasive Bladder Cancer (MIBC)

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1. American Cancer Society 2015 Statistics; 2. Park JC, et al. *Clin Adv Hematol Oncol.* 2014 Dec;12(12):838-45; *3. BCG is Bacillus Calmette-Guérin*

Heat Biologics

HS-410 Phase 1 NMIBC Trial Overview

Design

- Open-label, multicenter safety trial
- Intradermal injections of HS-410 after surgery and induction BCG
- 10 patients enrolled

Results

Safety

- Positive safety profile
- No SAEs or vaccine-related treatment discontinuations

Immune Response

- HS-410 shared 15+ tumor antigens in common with patients
- Unprecedented increase in intratumoral CD8+ T cells following vaccination
- Broad-based (polyclonal) expansion of patient T cells

Efficacy

- 7 of 10 patients no cancer recurrences >1 year after SOC surgery
- 3 of 4 patients with *CIS* had complete response durable beyond one year[1]
- Strong correlation between baseline characteristics of TILs by T cell receptor (TCR) sequencing and clinical outcome

1. CIS is carcinoma in situ – the patient population believed to be the least responsive to standard of care, BCG

10

Heat Biologics

 High Degree of Overlapwith Patient Tumor Antigens   11  (-) < 5 Reads(+) > 5 Normalized Reads(++) > 25 Normalized Reads(+++) > 100 Normalized Reads  HS-410 shared at least 15 tumor antigens with those expressed on the patients’ cancer cells      Heat’s platforms target broad range of antigens  Patient Samples  HS-410      Recurrent DiseaseDisease-free  (-) <5 Reads(+) >5 Normalized Reads(++) >25 Normalized Reads(+++) >100 Normalized Reads  C  Sources: Heat’s HS-410 Phase 1 NMIBC trial results (left); Clinicaltrials.gov (right)

 Post-treatment Induction of CD8+ TIL  12  Before treatment there are few CD8+ (red) TIL in the disease-free patient (25-007, upper left), whereas TIL are abundant in the recurring patient (25-004, lower left)Following treatment with HS-410, there is robust induction of TIL in the disease-free patient, with moderate induction in the recurring patient  Pre-treatment  Post-treatment  Recurrent Disease  Disease-free  Source: Heat’s HS-410 Phase 1 NMIBC trial results presented at SITC 2015

 Polyclonal TCRExpansion in Blood and Tumor Samples  13  Source: Heat’s HS-410 Phase 1 NMIBC trial results  T cells that are expanding post-vaccine are those that were present at very low frequencies (or completely absent) in the pre-vaccine sample          Blood Samples  Post-Vaccine  Post-Vaccine  Pre-Vaccine  Pre-Vaccine  Tumor Samples

         Significant CorrelationBetween TIL Clonality and Clinical Outcome  14  HS-410 significantly increased TIL clonality in patientswho exhibited a positive clinical outcome (disease-free); P-value 0.0126 Data are consistent with HS-410 mechanism of action    = Disease-free    = Recurrent Disease  Source: Heat’s HS-410 Phase 1 NMIBC trial results presented at SITC 2015; TIL is tumor infiltrating lymphocyte          P=0.0126

HS-410 Ph 2 NMIBC Trial Overview

Objective

- Evaluate safety and tolerability of HS-410 either alone or in combination with BCG

Patient Population

- Patients with NMIBC (high-grade Ta; T1; CIS) after surgery

Enrollment

- 16 U.S. sites
- Completed enrollment of 75 patients for randomized arms; 16 patients enrolled for monotherapy arm[1]

Phase 2 Randomized Controlled



Will patient receive BCG?
Yes
Randomize 1:1:1
Arm 1
BCG + HS-410
Low Dose
N = 25
Arm 2
BCG + HS-410
High Dose
N = 25
Arm 3
BCG + Placebo
N = 25
No
Arm 4
HS-410
High Dose
N = 25
1-yr disease-free survival, immune response
Safety and tolerability

Topline data expected 4Q:16

1. As announced on February 25, 2016, no new patients will be enrolled in the monotherapy trial arm following resolution of the BCG shortage and recent discussions with FDA.

Heat Biologics

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 HS-410 Ph 2 NMIBC Monotherapy 3-Month Interim Data  16  Population  Historical RR1  Monotherapy RR  High-risk papillary only  ~20%  1/6 (17%)  CIS  ~50%  0/1 (0%)  Intermediate risk  UNK (~<20%)  N/A  Composite  ~30%  1/7 (14%)  Source: 1) SWOG 8507 (Lamm 2000 J.Urol), EORTC 30906 (de Reijke 2005 J. Urol), EORTC 30962 (Oddens 2013 Eur Urol)   No recurrences to date beyond six months in either the Ph 1 or Ph 2 monotherapy trialsSix different investigators performing cystoscopies have commented:“The bladders look different…bumpy...nodular…”  3-mo recurrence rate (RR) – combo arms still blinded

 HS-410 Ph 2 NMIBC Monotherapy 3-Month Interim Data  Images of the bladder (above) showed changes that resemble lymphoid (T cell rich) structures, which we believe indicates that HS-410 leads to a localized immune response within the bladder  Blue-light cystoscopy from patient treated with HS-410  Tumor biopsy from patient treated with HS-410  Source: Heat’s HS-410 Phase 2 NMIBC interim monotherapy trial results announced January 26, 2016  17

 Pipeline  18  Heat Biologics Corporate Model Deck  Product  Combination  Indication  Preclinical  Mfg  Phase 1  Phase 2  Phase 3  HS-410(vesigenurtacel-L)  BCG;Monotherapy  NMIBC            HS-110(viagenpumatucel-L)  nivolumab and other checkpoint inhibitors  NSCLC            HS-110 (viagenpumatucel-L)  cyclophosphamide  NSCLC            Bladder  Lung        ImPACT      Combination Arms  Monotherapy Arm

 NSCLC Opportunity  19  1. National Cancer Institute 2013 statistics; Graphic source: Teng et al., 2015 Can Res; Gettinger et al., 2015 JCO   CD8+ (TIL+) patients may respond to anti-PD-(L)1  CD8- (TIL-) patients may not respond to anti-PD-(L)1    Approx. 50% PD-1 ORR  Approx. 10% PD-1 ORR  Estimated 45% NSCLC patients being underserved by single-agent anti-PD-(L)1 may benefit from vaccine combination

HS-110 Ph 1b NSCLC "DURGA" Trial Overview

Objective
- Evaluate safety and tolerability of HS-110 + a PD-1 checkpoint inhibitor

Patient Population
- Potential to expand each cohort up to 30 patients[1]

Secondary Endpoints
- Immune response, overall response rate, overall survival and progression-free survival

Enrollment
- 5 – 10 U.S. sites
- Partnership with Yale Cancer Center on TIL analysis

One Year Topline Data Expected 4Q:16



ENROLL
HS-110 + nivolumab (Low TIL at biopsy) (N=9)
HS-110 + nivolumab (High TIL at biopsy) (N=9)
HS-110 + T cell costim
HS-110 + ...
Potential expansion cohorts up to 30 patients

HS-110 weekly intradermally for 18 weeks; nivolumab i.v. every other week until progression

1. *Our immediate intent is to advance the eight patients currently enrolled in the Phase 1b clinical trial and report topline data for these patients in the fourth quarter of 2016*

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HS-110 DURGA Patient Case Studies

	Patient 1 "Non-Responder"	Patient 2 "Slow Responder"	Patient 3 "Fast Responder"
Baseline TIL	**High CD8+** TIL (>10%) moderate PD-L1	**Low CD8+** TIL (≤10%)* low PD-L1	**Low CD8+** TIL,* low PD-L1
Exposure	6 doses of HS-110 3 doses of nivolumab	17 doses of HS-110 9 doses of nivolumab (completed study)	14 doses of HS-110 7 doses of nivolumab (ongoing)
Injection Site Reactions	**None**	**Yes**, most doses Plus maculopapular rash on chest	**Yes**, most doses Plus maculopapular rash under arms
Tumor Response	**Progressive Disease** at Week 6 scan (504% increase)	Stepwise **tumor reduction** (Partial Response -6%→ -18%→ -42%) Time to PR: 122 days	Rapid **tumor reduction** (PR (-50%) at Week 10) Time to response: 72 days
Post-treatment TIL	Not done due to progression	**High CD8+** TIL, moderate PD-L1	**High CD8+** TIL,* PD-L1 not evaluable

Relative lymphocyte counts are presented as insufficient tumor tissue precluded evaluation of CD8+ T-cell to the tumor; Source: Heat's HS-110 Phase 1b NSCLC case studies of three trial patients reported June 2016

21

Heat Biologics

 Immune Response in DURGA Case Studies   22    Fast Responder   Slow Responder  Non-Responder  ELISPOT analysis of patient blood samples demonstrated induction of antigen-specific immune responses to both total vaccine antigen and individual shared tumor antigens in both responding patients, but not the clinical non-responder.      Source: Heat’s HS-110 Phase 1b NSCLC case studies of three trial patients reported June 2016

 ComPACT Platform Technology  23  gp96-Ig  OX40L-Fc  The first potential dual-acting immunotherapy designed to deliver T cell activation and costimulation in a single product – combination therapy without additive costs

     ComPACT Outperforms OX40 Monoclonal Antibodies in Preclinical Models   24  ComPACT leads to ~50% complete tumor rejection as compared to ~16% with OX40 agonist antibody combinations

2016 Anticipated Development Milestones


Present preclinical combination data with OncoSec
Report Ph 2 NMIBC data for combination arm
Report Ph 2 NMIBC data for monotherapy arm
1Q
2Q
3Q
4Q
2016
Report DURGA interim immune response data
Report DURGA topline for nivolumab arm (8 patients)
Report Ph 2 combo with cyclophosphamide data
HS-410 Bladder (NMIBC)
HS-110 Lung (NSCLC)
Collaborations
Completed

25

Heat Biologics

Summary: Value Proposition

Highlights:

- √ Clinical evidence of mechanism of action
- √ Favorable safety profile to-date
- √ Pan-antigen, T cell activation
- √ Applicable to multiple cancers
- √ Ready-to-use; scalable, low cost manufacturing
- √ Retain worldwide commercialization rights

Upcoming Anticipated Milestones:

- ❑ Randomized Ph 2 HS-410 bladder data
- ❑ Monotherapy Ph 2 HS-410 bladder data
- ❑ Ph 1b HS-110 + PD-1 checkpoint inhibitor combination data (8 patients)
- ❑ Ph 2 HS-110 + cyclophosphamide data

26

Heat Biologics

APPENDIX

 Third Injection Site  First Injection Site  Second Injection Site  HS-410 Injection Site Reactions  Kinetics Follow Delayed-type Hypersensitivity Reaction; Consistent with Mechanism of Action  28    No visible reaction  Week 1  Week 2  Week 3  No visible reaction  1  2  3  Week 1  Week 2  Week 3  Week 1  Week 2

 Clinical and Immune Response  Disease Characteristics and Recurrence Status  29  Patient  T-Class  CIS  Grade  Disease Status  Induction BCG  Vaccine Doses  Maintenance BCG  3-month Cysto  6-month Cysto  Recurrence Status  12-001  T1  No  High  Newly Diagnosed  5  15  4        No  23-001  T1  Yes  High  Newly Diagnosed  6  15  3        No  23-002  T1  No  High  Newly Diagnosed  6  15  6     TIS  Yes  25-001  TA  No  High  Recurrent   3  6  0  TIS High     Yes  25-002  T1  Yes  High  Newly Diagnosed  3  15  3        No  25-003  T1  No  High  Newly Diagnosed  6  15  0        No  25-004  T1  Yes  High  Newly Diagnosed  5  12  0  Ta high  T1 high CIS  Yes  25-005  T1  No  High  Newly Diagnosed  6  15  2  Ta low     No  25-007  T1  No  High  Newly Diagnosed  6  15  0        No  25-008  TIS  Yes  High  Newly Diagnosed  6  15  0        No  7 out of 10 patients had no documented recurrence of cancer >1 year after standard of care surgery3 out of 4 patients with carcinoma in situ (CIS), the patient population least responsive to standard of care BCG, did not recur  Source: Heat’s HS-410 Phase 1 NMIBC trial results presented at SITC 2015

 Interim Immune Response in DURGA Case Studies   30  Responding patients showed a rapid decrease in immunosuppressor cells by flow cytometry (such as MDSC, top left panel), and stable increases in activated effector T cells (right panels). All three patients showed a decrease in immune cell PD-1 expression consistent with nivolumab’s mechanism of action  Source: Heat’s HS-110 Phase 1b NSCLC case studies of three trial patients reported June 2016

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